Investor Presentation November 2007 Michael C. Yerington President and Chief Executive Officer Mark L. Heimbouch Chief Operating Officer 11/5/07 Exhibit 99.1

Important Disclosure
• This presentation contains statements including, without limitation, those statements relating to office growth, tax return growth, share repurchases, dividends, industry trends, territory sales and location strategy, same store sales, franchisee support and growth, financial estimates and future growth opportunities, that are forward-looking statements within the meaning of the Private Securities Litigation Reform
Act of 1995.
• Because these forward-looking statements involve risks and uncertainties, actual results may differ materially from those expressed or implied in the forward-looking statements due to a number of factors, including but not limited to: the Company’s ability to achieve the same levels of growth in revenues and profits in the future as we have in the past; the Company’s ability to successfully attract and retain key personnel;
government initiatives that simplify tax return preparation or reduce the need for a third party tax return preparer, improve the timing and efficiency of processing tax returns or decrease the number of tax returns filed; the trend of tax payers filing their tax returns later in the tax season; the success of the Company’s franchised offices; the Company’s responsibility to third parties, regulators or courts for the acts of, or failures to act by, the Company’s franchisees; government legislation and regulation of the tax return preparation industry and related financial products, including refund anticipation loans, and the failure by us, or the financial institutions which provide financial products to the Company’s customers, to comply with such legal and regulatory requirements; the effectiveness of the Company’s tax return preparation compliance program; increased regulation of tax return preparers; the Company’s exposure to litigation; the failure of the Company’s insurance to cover all the risks associated with the Company’s business; the Company’s ability to protect the Company’s customers’ personal and financial information; the effectiveness of the Company’s marketing and advertising programs and franchisee support of these programs;
disruptions in the Company’s relationships with the Company’s franchisees; changes in the Company’s relationships with financial product providers that could reduce the revenues we derive from the Company’s agreements with these financial institutions as well as affect the
Company’s customers’ ability to obtain financial products through the Company’s tax return preparation offices; changes in the Company’s relationships with retailers and shopping malls that could affect the Company’s growth and profitability; the seasonality of the Company’s business and its effect on the Company’s stock price; competition from tax return preparation service providers, volunteer organizations and the government; the Company’s ability to offer innovative new financial products and services; the Company’s reliance on technology systems and electronic communications to perform the core functions of the Company’s business; the Company’s ability to protect the Company’s intellectual property rights or defend against any third party allegations of infringement by us; the Company’s reliance on cash flow from subsidiaries; the Company’s compliance with credit facility covenants; the Company’s exposure to increases in prevailing market interest rates; the Company’s quarterly results not being indicative of the Company’s performance as a result of tax season being relatively short and straddling two quarters; the Company’s ability to pay dividends in the future; certain provisions that may hinder, delay or prevent third party takeovers; changes in accounting policies or practices and the Company’s ability to maintain an effective system of internal controls; and the effect of market conditions, general conditions in the tax return preparation industry or general economic conditions.
• Additional information concerning these and other risks that could impact the Company’s business can be found in the Company’s Annual
Report on Form 10-K for the fiscal year ended April 30, 2007 and other public filings with the Securities and Exchange Commission (“SEC”).
Copies are available from the SEC or the Company’s website. The Company assumes no obligation, and the Company expressly disclaims any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.
• This presentation provides certain financial information which has been adjusted from the Company’s historical financial statements prepared in accordance with generally accepted accounting principles. Management believes this presentation is important to help the reader understand the underlying trends of the business and the impact on the Company’s results of significant items affecting income from operations.
• The information contained herein is not disclosed in connection with an offer to sell or the solicitation of an offer to buy a franchise. Any such offer or solicitation is made only through our uniform franchise offering circular and only in jurisdictions where such offers are lawful.

Jackson Hewitt is Focused on Shareholder Value,
Franchisee Partnership, and Long-Term Growth
Simple
Business
Model
Focus on Customer
Attraction/
Retention
Improved
Distribution
Strong
Cash
Flow
Strong
Brand
Professional
Tax Preparation
Large
Growing
Market
Shareholder Value
Franchisee Partnership
Long-Term Growth

Overview
The Opportunity is Large and Growing
The Opportunity is Large and Growing
We Have A Proven Track Record
We Have A Proven Track Record
Excellent Customer and Brand Experiences Drive
Excellent Customer and Brand Experiences Drive
Same Store Sales Growth
Same Store Sales Growth
Looking to the Future
Looking to the Future
Our Distribution Network Has Room for Growth
Our Distribution Network Has Room for Growth

5 Simple Business Model Long Runway for Growth The Opportunity is Large and Growing The Opportunity is Large and Growing

• The market is large, fragmented, and growing
– Today, we have a 4% share of paid tax preparation market
– We are convenient to about 40% of the addressable market
– Top two players own 23% of total paid preparer market
• Strong franchise model
– High margin, low capital structure
– Strong cash flow
– Opportunity to leverage entrepreneurial spirit
The Opportunity is Large and Growing
The Opportunity is Large and Growing
Sources:  Jackson Hewitt Tax Service and H&R Block 2007 annual reports.

Franchise Tax Franchise Tax
Returns Returns
(3.2 million) (3.2 million)
Company-owned
Tax Returns
(400 thousand)
Avg. Revenue Avg. Revenue
Per Tax Return Per Tax Return
($192) ($192)
Royalty and Royalty and
Mkt. & Adv. Rate Mkt. & Adv. Rate
(19.4%) (19.4%)
Avg. Revenue Avg. Revenue
Per Tax Return Per Tax Return
($191) ($191)
Service Revenue Service Revenue
($80 million) ($80 million)
x x
x x
x x
= =
= =
Royalty and Royalty and
Mkt. & Adv. Revenue Mkt. & Adv. Revenue
($120 million) ($120 million)
Financial Product Fees Financial Product Fees
($80 million) ($80 million)
Company-
Owned
Offices
Financial
Product
Fees
Note:  Numbers are based on FY 2007 financial results and may not sum due to rounding.
A
B D C
x x
x x = =
The Opportunity is Large and Growing
The Opportunity is Large and Growing
Simple Business Model
Simple Business Model
Franchised
Offices

1997 1997 - - Total U.S. Market Total U.S. Market
121 Million Individual Tax Returns 121 Million Individual Tax Returns
2007 2007 - - Total U.S. Market Total U.S. Market
137 Million Individual Tax Returns (Est.) 137 Million Individual Tax Returns (Est.)
Paid
Prepared
50%
61mm
Self
Prepared
50%
60mm
Paid
Prepared
62%
85mm
Source:  Paid preparer percentages based on IRS Taxpayer Usage Study (8/24/07).
Self-Prepared
Online
and Paper
38%
52 mm
IRS projects about 1.5 million new tax filers each year through 2014.
Based on historical patterns, nearly 1 million of those new filers should enter the paid preparer market annually.
The Opportunity is Large and Growing
The Opportunity is Large and Growing

20
25
30
35
40
45
50
2004 2005 2006 2007
Early Season Late Season
Market growth has occurred in late season, and Jackson Hewitt Market growth has occurred in late season, and Jackson Hewitt has grown faster in the late season than in the early season has grown faster in the late season than in the early season
IRS Paid Preparer Tax Returns
(in millions)
Jackson Hewitt Tax Return
Compounded Annual Growth Rate
(2004-2007)
The Opportunity is Large and Growing
The Opportunity is Large and Growing
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10%
Early Season Late Season

10 Growing the Business Generating Strong Cash Flows Aggressively Returning Capital to Shareholders We Have A Proven Track Record We Have A Proven Track Record

*Total revenues and diluted earnings per share as adjusted.  Full reconciliation of adjustments provided in Appendices.
15% $293 million $192 million Total Revenues*
5% 3.65 million 3.14 million Tax Returns
31% $1.98 $0.88 Diluted EPS*
10% 6,501 4,935 Offices
CAGR 2007 2004
We Have A Proven Track Record
We Have A Proven Track Record
Growth Since IPO
Growth Since IPO

* All figures as adjusted.  Full reconciliation of adjustments provided in Appendices.
** Based on closing stock price on last day of fiscal year, April 30, 2007 ($27.58).
Free Cash Flow Has Consistently Exceeded Net Income
Free Cash Flow Has Consistently Exceeded Net Income
We Have A Proven Track Record
We Have A Proven Track Record
Strong Cash Flow Generation
Strong Cash Flow Generation
9.0% Free Cash Flow Yield**
$2.49
126%
29%
Free Operating Cash Flow per Share*
As % of Diluted EPS*
As % of Total Revenues*
$84
$67
Free Operating Cash Flow (millions)*
Net Income (millions)*
2007

2006 2007
– Share Repurchase & Dividends (mm) $73 $158
• As % of Prior Year Net Income* 158% 260%
• As % of Prior Year Total Revenues* 33% 58%
– Total Payout Yield**
6.9%
6.9%
18.4%
18.4%
– Flexible capital structure
• Supported by committed, long-term bank credit facility
*All figures as adjusted.  Full reconciliation of adjustments provided in Appendices.
**Based on closing stock price on last day of fiscal years:  April 28, 2006 ($29.88) and April 30, 2007 ($27.58).
Since 2004 IPO, Jackson Hewitt has increased its dividend twice by 50% and returned over $275 million
of cash to shareholders in
share repurchases and dividends.
We Have A Proven Track Record
We Have A Proven Track Record
Commitment to Shareholder Value
Commitment to Shareholder Value

1/3 of New Territories Still Available
Currently Only Convenient to 40% of
Addressable Market; 60% yet to be reached
Alternative Channels Have Good Growth
Possibilities
*Summary of Growth Initiatives in Appendix.
Our Distribution Network Has Room for Growth
Our Distribution Network Has Room for Growth

Washington
Oregon
Montana
California
Nevada
Utah
Idaho
Wyoming
Colorado
Arizona
New Mexico
Texas
North Dakota
South Dakota
Nebraska
Minnesota
Michigan
Illinois
Oklahoma
Ohio
Pennsylvania
New York
Kentucky
Virginia
Tennessee
Missouri
Louisiana
Iowa
Indiana
Wisconsin
Kansas
Arkansas
North
Carolina
South
Carolina
Georgia
Florida
West
Virginia
Connecticut
MS Alabama
Vermont
New Hampshire
Massachusetts
Rhode Island
New Jersey
Delaware
Maryland
Maine
Alaska
Hawaii
< 20% Available
20%- 40% Available
> 40% Available
District of Columbia
*Data as of September 2007
Expansion will be prioritized
Expansion will be prioritized
Our Distribution Network Has Room for Growth
Our Distribution Network Has Room for Growth
New Territories
New Territories

• New Territory Sales Tactics
– Target high growth, low share and low distribution markets
– Look to add new franchisees to the mix
• Start-ups
• Experienced entrepreneurs
• Acquisition/conversion of independent tax practices
– Create initiatives to drive expansion in targeted regions
• Franchisee financing for reinvestment by existing franchisees
• Sales compensation plan restructured
• Consider company-owned if no viable franchisee
Our Distribution Network Has Room for Growth
Our Distribution Network Has Room for Growth
Ranked within Top 5 Best Franchise Overall 7 out of 9 years
Ranked within Top 5 Best Franchise Overall 7 out of 9 years
-
-
Entrepreneur
Entrepreneur
Magazine’s “Annual Top 500 Franchises”
Magazine’s “Annual Top 500 Franchises”

• Existing Territory – New Office Locations
– Utilize tools to target best office expansion locations
• Offer special financing for targeted incremental locations
• Locate to attract late season customers
• Increase focus on Hispanic footprint
• Consider acquisitions by franchisees of independent tax practices
Our Distribution Network Has Room for Growth
Our Distribution Network Has Room for Growth

Customers Want Product Choice
Customer Experience is Key to Acquisition
and Retention
Commitment to High Quality Tax Preparation
Excellent Customer and Brand Experiences Drive
Excellent Customer and Brand Experiences Drive
Same Store Sales Growth
Same Store Sales Growth

– Customer
• Renewed focus on “the customer experience”
• Piloting customer loyalty program
• Continue successful history of product innovation through partnership
– Tax preparer is primary point of contact for customer
• New tax preparer recognition program
– Franchisee is local entrepreneur who can effect immediate change
• Recognize/Reward franchisees who achieve retention targets
Improve Same Store Sales by Driving Retention
Excellent Customer and Brand Experiences Drive
Excellent Customer and Brand Experiences Drive
Same Store Sales Growth
Same Store Sales Growth

– Repositioning to connect message of convenient, high quality tax preparation
– Improved database and tele-sales capabilities
– Highest growth DMAs receive prioritized marketing allocations
– Hispanic focus to build franchisee awareness and attract
customers
– Develop partnerships with other firms to reach similar customer populations
Improve Same Store Sales by Driving Customer Acquisition
Excellent Customer and Brand Experiences Drive
Excellent Customer and Brand Experiences Drive
Same Store Sales Growth
Same Store Sales Growth

– Leadership changes recently announced
• Michael Yerington named President and Chief Executive Officer
• Mark Heimbouch named Chief Operating Officer
• Margaret Richardson, former IRS Commissioner and current Board member, named Non-Executive Chair
– Internal review completed
– Acquisitions in Atlanta, Chicago, Detroit completed
– Financial product agreements executed
Looking to the Future
Looking to the Future

– Total Revenues Growth 10% - 15% / year
– Diluted EPS Growth 15% - 20% / year
*Targets updated as of September 6, 2007.  Targets are not intended to imply revenues or earnings expectations for any single year.
Looking to the Future
Looking to the Future
Long-Term, Five-Year Financial Targets*
Long-Term, Five-Year Financial Targets*

• Simple business model with strong cash flow
• Large, growing market
• Improving distribution
• Improving customer attraction and loyalty
• Commitment to high quality, professional tax preparation
• Proven track record of delivering shareholder value
Looking to the Future
Looking to the Future

JACKSON HEWITT®
TAX SERVICE

JACKSON HEWITT
TAX SERVICE

24 For more information, please contact: David J. Kraut Vice President, Treasury & Investor Relations (973) 630-0821 david.kraut@jtax.com

JACKSON HEWITT®
TAX SERVICE

JACKSON HEWITT®
TAX SERVICE

25 Appendices Appendices

Summary of Growth Drivers
New New
Territory Territory
Sales Sales
Locations Locations
within current within current
territories territories
Same Same
Store Sales Store Sales
Growth Growth
New New
Services/ Services/
Channels Channels
Current New Conversion Special Open company-
franchisees franchisees, of independent programs for owned locations possibly with tax practices expansion in in targeted areas if other franchise targeted no franchisee
experience territories
Acquisition of  Targeted Targeted Programs to
independent second season prioritized reward volume
tax practices locations locations outperformance
(by franchisees with special
and company) initiatives
Targeted Special reward/ New marketing Customer and Hispanic
DMA focus recognition message:  focus preparer loyalty marketing high growth & to franchisees on customer programs program
low share = for above experience
more marketing average growth
Partnering with Building service/ Looking at Building retail Focus on ethnic
Banks/others product online partner presence specific markets to create suite development possibilities
of services funnel

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Revenue, Net Income and Diluted EPS
(FY 2004, 2005, 2006 and 2007  - As adjusted reconciliations)
(Amounts in millions) 2004 2005 2006 2007
Total revenues, as reported 205.6 $            232.5 $            275.4 $            293.2 $
Adjustment:
Prior SBB&T agreement (a) (13.2)               (10.1)               (1.7)
Total revenues, as adjusted 192.4 $            222.4 $            273.7 $            293.2 $
Net income, as reported 43.0 $             50.0 $             58.0 $              65.4 $
Adjustments:
Prior SBB&T agreement (a) (13.2)               (10.1)               (1.7)
Stock-based compensation related to IPO 4.5
Write-off of deferred financing costs (b) 2.7                  0.1
Litigation related expenses/(recovery) 10.4                (0.6)                 3.8                  1.9
2004 bad debt reserve adjustment (2.0)
Independent public company costs (c) (4.9)
Interest expense (c) (6.3)
Internal Review Expenses (d) 0.5
Adjustment for income taxes 6.3                  2.4                  (1.9)                 (1.0)
Rounding adjustment (0.1)                 (0.1)
Net income, as adjusted 33.2 $             46.2 $             60.8 $              66.9 $
Wtd Avg. Diluted Shares Outstanding (assumed 2004 at IPO level) 37.5                37.8                36.4                33.8
  Diluted Earnings Per Share, as reported 1.15 $             1.32 $             1.59 $              1.93 $
  Diluted Earnings Per Share, as adjusted 0.88 $             1.22 $             1.67 $              1.98 $
Management believes the above presentation of total revenues, net income and diluted earnings per share on an "as adjusted basis", which are non-GAAP financial measures, is necessary to reflect the impact of our prior agreement with Santa Barbara Bank & Trust as if such agreement was in effect for the periods presented as well as to reflect the impact of adjusting certain significant items in the results of operations in order to help investors compare on an equivalent basis, the Company's financial results for the periods presented.
(a) Adjusted to reflect the impact of the Company's agreement with SBB&T that was effective for the 2005 tax season.
(b) Non-cash charge associated with repayment of $175 million five-year floating rate notes and termination of $100 million five-year credit facility.
(c) Such costs incurred in fiscal 2005 (subsequent to the IPO) were included in fiscal 2004 results for comparative purposes.
(d)    Internal review expenses were incurred in connection with the Department of Justice matter related to one of the Company's franchisees.

Strong Cash Flow
(FY 2005, 2006, 2007  - As adjusted reconciliations)
2005 2006 2007
Net Cash Provided by Operating Activities (a) 114.9 $      113.0 $    79.8 $
Add:  Interest expense related to debt 6.3             8.2           10.0
Less:  Capital expenditures (4.9)            (10.7)        (8.9)
Less:  Funding provided to franchisees,net (2.3)            (4.1)          (4.4)
Free Operating Cash Flow, Actual 114.0         106.4       76.5
Adjustments:
Cash payments on litigation settlement charge (incl. interest) 3.3             2.7           2.1
Cash payments on litigation-related costs -               -             5.7
Change in SBB&T agreement (b) (6.5)            (1.0)          -
Timing of SBB&T collections (b) (22.9)          -             -
Free Operating Cash Flow, as adjusted 87.9 $        108.1 $    84.3 $
Free Operating Cash Flow per Share - Diluted, As Adjusted 2.33 $        2.97 $      2.49 $
Weighted Average Shares Outstanding - Diluted (in thousands) 37,752       36,445     33,812
(a)  Reflects FAS 123(R) reclassification of excess tax benefits from share-based payment arrangements.
(b)  Adjusted to reflect the impact of the Company's agreement with SBB&T that was effective for the 2005 tax season.

JACKSON HEWITT®
TAX SERVICE

JACKSON HEWITT®
TAX SERVICE